UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2014

Pladeo Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-55031	98-1039235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 E. 70th Avenue, Denver, Colorado 80229

(Address of principal executive offices and Zip Code)

(303) 835-8603

(Registrant’s telephone number, including area code)

21 Alfred Road W., Merrick, New York 11566

(Former Name and Address of Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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TABLE OF CONTENTS

Cautionary Statement Concerning Forward-Looking Information	3
Explanatory Note	3
ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT	4
ITEM 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS	4
Securities Exchange Agreements	4
Form 10 Information	5
The Business	5
Reports to Security Holders	9
Risk Factors	10
Risks Related to the Business of the Company	10
Risks Related to our Common Stock	17
Trends, Risks and Uncertainties	20
Selected Financial Information	21
Management's Discussion and Analysis or Plan of Operations	22
Summary of Key Results	22
Properties	25
Security Ownership of Certain Beneficial Owners and Management	25
Directors and Executive Officers	26
Executive Compensation	29
Certain Relationships and Related Transactions and Director Independence	30
Legal Proceedings	30
Market Price of and Dividends on Common Equity and Related Stockholder Matters	30
Indemnification of Directors and Officers	31
Financial Statements	32
ITEM 3.02 - Unregistered Sales of Equity Securities	32
ITEM 5.01 - Changes in Control of Registrant	32
ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS	33
ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS	33

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Cautionary Statement Concerning Forward-Looking Information

This report contains certain forward-looking statements (as such term is defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and information relating to the Company that are based on the current beliefs of the Company’s management as well as assumptions made by and information currently available to management, including statements related to the markets for the Company’s products and services, general trends and trends in the Company’s operations or financial results, plans, expectations, estimates and beliefs. When used in this report, the words "anticipate," "believe," "estimate," "expect," "intend," "plan," "predict," "opinion," "will" and similar expressions and their variants, as they relate to the Company or the Company’s management, may identify forward-looking statements. Such statements reflect the Company’s judgment as of the date of this report with respect to future events, the outcome of which is subject to certain risks, including the risk factors described herein, which may have a significant impact on the Company’s business, operating results or financial condition. You are cautioned that these forward-looking statements are inherently uncertain. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those described herein. See Item 2.01, Form 10 Information, Risk Factors for examples of factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those projected or assumed in our forward-looking statements. The Company undertakes no obligation to update forward-looking statements.

Explanatory Note

Upon the closing of a Securities Exchange Agreement by and among Pladeo Corp., a Nevada corporation ("Pladeo" or the "Company"), Capital Growth Corporation, a Colorado corporation ("CGC"), and the shareholders of CGC on February 27, 2014 (the "CGC Acquisition"), and the closing of a Securities Exchange Agreement between the Company and the principal shareholders of Mary Jane Entertainment, LLC, Mile High Times, LLC, Dab City Radio, LLC and Mary Jane Tours, LLC, each a Colorado limited liability company (referred to individually by name or collectively as the "Mary Jane Group") (the "Mary Jane Group Acquisition"), on March 14, 2014, the Company became the parent company of each of Capital Growth Corporation, Mary Jane Entertainment, LLC, Mile High Times, LLC, Dab City Radio, LLC and Mary Jane Tours, LLC, and each became a wholly-owned subsidiary of the Company. Unless otherwise provided in this Current Report on Form 8-K (the "Report"), all references in this Report to "we," "us," "our Company," "our," "Pladeo," the "Company," or the "Registrant" refers to Pladeo. Unless otherwise indicated in this Report, all references in this Report to the Company’s Board of Directors shall refer to the Board of Directors of Pladeo which was reconstituted upon the closing of the aforementioned Securities Exchange Agreements. Following the closing of the aforementioned CGC Acquisition and Mary Jane Group Acquisition, the business of Pladeo became that of its operating subsidiaries that specialize in marketing, advertising and entertainment services surrounding the recreational marijuana industry in Colorado. This Report contains summaries of the material terms of various agreements executed in connection with the acquisitions and related transactions.

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Item 1.01 Entry into a Material Definitive Agreement.

Information called for by this item is contained in Item 2.01 below, which item is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Securities Exchange Agreement with Capital Growth Corporation

On February 27, 2014, Pladeo Corp., a Nevada corporation (the "Company" or "Pladeo"), entered into and closed a Securities Exchange Agreement (the "CGC Exchange Agreement") by and among Pladeo, Capital Growth Corporation, a Colorado corporation ("CGC"), and the shareholders of CGC (the “CGC Shareholders”). Pursuant to the terms of the CGC Exchange Agreement, Pladeo acquired 100% of the issued and outstanding shares of CGC and 100% of the issued and outstanding Common Stock Purchase Warrants of CGC (the "CGC Warrants"), in exchange for the issuance by Pladeo of an aggregate of 5,000,000 shares of common stock (the "Pladeo Shares") and Common Stock Purchase Warrants for the purchase of an aggregate of 1,497,000 shares of common stock of Pladeo (the "Pladeo Warrants"). The Pladeo Shares included 4,502,000 shares to be issued to Joel Schneider, who was named our sole officer and director upon the closing of the Exchange Agreement. Mr. Schneider received no Pladeo Warrants. The Pladeo Warrants are exercisable for a term of five years commencing six months from the date of issuance at an exercise price of $1.00 per share. The CGC Exchange Agreement was filed as an exhibit to the Current Report on Form 8-K/A, Amendment No. 1, filed with the Securities and Exchange Commission (the "Commission") on March 19, 2014.

Securities Exchange Agreement with the Mary Jane Group

On March 14, 2014, Pladeo entered into and closed a Securities Exchange Agreement (the "MJG Exchange Agreement") by and between Pladeo, and the Principal Shareholders of Mary Jane Entertainment, LLC, Mile High Times, LLC, Dab City Radio and Mary Jane Tours, LLC, each a Colorado limited liability company (referred to individually by name or collectively as the "Mary Jane Group.") Pursuant to the terms of the MJG Exchange Agreement, Pladeo agreed to purchase and the Principal Shareholders of the Mary Jane Group agreed to sell 100% of their issued and outstanding shares or membership interests (the "Mary Jane Group Stock") in exchange for an aggregate of 2,500,000 shares of Pladeo's common stock (the "Pladeo Stock"). In addition, the number of shares of Pladeo Stock to be issued in exchange may be increased, but not decreased, one time only on the first year anniversary of the Closing of the MJG Exchange Agreement, so as to ensure that the value of the Pladeo Stock issued to the Principal Shareholders exceeds $0.40 per share or an aggregate of $1,000,000.

Aggregate Beneficial Ownership of Pladeo's Common Stock After the Acquisitions

After giving effect to the issuance of an aggregate of 7,250,000 shares of Pladeo's common stock pursuant to the CGC Acquisition and the Mary Jane Group Acquisition, Pladeo has 17,860,000 shares of common stock issued and outstanding, of which 100% is owned by the shareholders of CGC and the Mary Jane Group.

The aggregated beneficial ownership of the Company's shares of outstanding common stock on a fully diluted basis is as follows:

A discussion of beneficial ownership of the Company's directors, officers and principal shareholders is set forth herein at Security Ownership of Certain Beneficial Owners and Management.

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FORM 10 INFORMATION

THE BUSINESS

Corporate Overview and History of Pladeo Corp.

The Company was incorporated in Nevada on February 16, 2012 for the purpose of developing online chat systems free of charge. The Company was unable to raise sufficient funds to implement its business plan. On February 26, 2014, Joel Schneider, entered into a share purchase agreement with Lisbeth Guerrero, the Company's former sole officer and director, pursuant to which he purchased 8,000,000 shares of the Company’s common stock, representing 77.2% of the issued and outstanding shares of the Company’s common stock on that date. In connection with the purchase, Ms. Guerrero resigned as sole officer and director and Mr. Schneider became our sole officer and director.

As a result of being unable to properly fund and build our business of developing online chart systems, we were considered a "shell company" under the rules of the Commission. On February 27, 2014, we entered into and closed the CGC Exchange Agreement and on March 14, 2014, we entered into and closed the Mary Jane Group Exchange Agreement, as outlined hereinabove. As a result, we (i) closed a transaction to acquire CGC, (ii) closed a transaction to acquire the Mary Jane Group, (iii) ceased being a shell company upon the acquisition of its five operating subsidiaries, and (iv) experienced a change in control in which Mr. Schneider and the former shareholders of CGC and the Mary Jane Group acquired control of the Company.

Unless otherwise stated or unless the context otherwise requires, the description of our business set forth below is provided on a combined basis, taking into account our newly-acquired wholly owned subsidiaries mentioned herein.

Overview of Operating Businesses

On January 1, 2014, the State of Colorado became the first state to legalize the use of recreational marijuana. Colorado residents, who are at least 21 years of age with photo identification, may purchase as much as one ounce of marijuana in a single transaction. Non-Colorado residents, bearing the same identification, may purchase as much as one-quarter ounce. Marijuana cannot be consumed in any public space, including the shops where it was purchased. Our five operating subsidiaries, as outlined herein, were formed for the purpose of providing financing to assist Colorado marijuana growers and to provide value added services of information and entertainment to the consumers supporting the recreational marijuana industry.

Pladeo is a holding company for its five operating subsidiaries, Capital Growth Corporation, a Colorado corporation, and Mary Jane Entertainment, LLC, Mile High Times, LLC, Dab City Radio and Mary Jane Tours, LLC, each a Colorado limited liability company.

Capital Growth Corporation, organized on February 4, 2014, was formed for the purpose of providing short- and long-term financing to assist growers and retail establishments engaged in the manufacture and distribution of recreational marijuana within the State of Colorado. We intend to enter other markets as recreational marijuana becomes legalized in other jurisdictions throughout the United States. In addition to providing debt financing to growers and dispensers, we intend to provide debt/equity financing to other unique businesses within the recreational marijuana sector, believing that financing private, legal marijuana clubs and cafes to meet the needs of marijuana smokers is an example of a new business opportunity in which we may desire to take an equity stake.

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Mary Jane Tours, LLC, organized on April 15, 2013 ("Mary Jane Tours"), was formed to provide a unique Colorado cannabis experience at a competitive price to capitalize on the rapidly growing recreational marijuana industry.

Dab City Radio ("Dab City Radio") and Mile High Times, LLC, organized on February 16, 2014 and October 13, 2013, respectively, were formed to be the promotional arms of Mary Jane Tours. Through Dab City Radio and Mile High Times, we advertise and market Mary Jane Tours through Internet radio broadcasting and newsprint. As the only BMI and ASCAP-licensed Internet radio station, DabCityRadio.com can legally play mainstream music. When we subsequently became a member of the Colorado Broadcast Association, it boosted our credibility and increased the legitimacy for Mary Jane Tours. In November 2013, Mile High Times released its first newspaper in print and by March 2014, began to compete against other major industry publications by evolving into a cannabis industry magazine. Dab City Radio and Mile High Times also sells spots, sponsorships and advertising to other local businesses.

Mary Jane Entertainment, LLC, organized on May 21, 2013 ("Mary Jane Entertainment"), was formed to provide contracted limousine and party-bus services, T-shirt sales and event planning.

Neither Pladeo, nor any of its subsidiaries, have been involved in any bankruptcy, receivership or any similar proceeding, and except for the subject acquisitions set forth herein, has not had or been a party to any material reclassifications, mergers or consolidations since inception.

Pladeo's primary SIC code is 7990 – Services; Miscellaneous Amusement and Recreation.

We maintain the following websites: www.MaryJaneEntertainment.com, www.DabCityRadio.com, and www.MyMileHighTimes.com.

Our Products

Mary Jane Tours

Mary Jane Tours provides four standard tours in addition to customizable packages. Our DabCityRadio Mid Day Burn and After Dark tours begin with luxury transportation from AMA, a downtown dispensary. At AMA, guests receive 20% off any purchase with their paid tour receipt. Once guests arrive at the Dab City Radio lounge they are greeted with an array of snacks and beverages with radio personalities, Big J and Blaze. Our patrons are invited to sample multiple cannabis strains, concentrates, and edibles while watching a live radio show and enjoying the cannabis-related and fun ambiance of the Dab City Radio lounge. Patrons are then treated to a delectable four-course meal catered by Hapa Sushi and other local restaurant options. Each tour lasts approximately four hours and twenty minutes and costs $249 per person.

Our Up in Smoke tour begins when the patrons are picked up at their downtown hotel followed by stops at two recreational centers where they receive a 20% discount. The tour continues to the Dab City Radio lounge where they can watch a live radio show and indulge themselves in their favorite cannabis while shooting pool or simply relaxing and mingling with other like-minded individuals. The tour lasts approximately four hours and twenty minutes and costs $199 per person.

Our Art with Vincent Gordon tour is an evening packed with creativity, community and cannabis where patrons embark on an artistic adventure suited for all levels of technical experience. All tools and supplies are provided in the cost of the tour including a poster print of Vincent's work in addition to the original masterpiece created by each patron. This tour also includes snacks and beverages while painting followed by a four-course lunch catered by two excellent local restaurants. The tour lasts approximately four hours and twenty minutes and costs $200 to $250 per person.

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All four tours include a gift bag containing a souvenir T-shirt, current issue of Mile High Times magazine, and coupons of local businesses.

Mary Jane Entertainment

Mary Jane Entertainment provides professional photography, graphic design services, rentals of limousines and party buses, music recording and sound engineering, custom T-shirt manufacturing, banners, sublimation printing, event planning, company branding, and fundraising. All professional services are priced by the hour.

Dab City Radio

As a licensed radio station, we have the opportunity to reach fans of the national artists that we play and support. By using our BMI and ASCAP licensing, we are ensuring our professional presence in the music and broadcasting community. In addition to selling commercial radio time to businesses, Dab City Radio offers more to advertisers – the opportunity to own a five-minute radio segment sponsored by their own business. Each week Dab City Radio will prepare a segment that targets and/or parallels those targeted industries with lively content.

Mile High Times

Mile High Times, launched in November 2013, delivers a great outlook on Colorado in general, and specifically on Denver and its respective communities with reports from the front lines on music, art, sports, entertainment, lifestyle and more. Each month, Mile High Times features stories and hard-hitting editorials aimed to inform, entertain and amuse fans and readers alike. We have published five issues of Mile High Times with the sixth edition to hit newsstands the week of April 6, 2014. We print 25,000 copies of the magazine each month and distribute it to over 500 locations. The free magazine generates its revenues through the sale of advertising space to local businesses with a goal to also attract national businesses. A full page glossy ad ranges from $1,540-$1,225, a half-page glossy ad ranges from $825-$660 and a quarter-page glossy ad ranges from $495-385; each price being dependent on the number of months the ads are committed to run. We also offer small ads and newsprint ads at varying prices.

Overview of Marketing Plan and Positioning

Our marketing strategy is a simple one -- satisfied customers are our best marketing tool. Social media will play a huge role in our success. We will distribute advertising brochures to local businesses throughout Denver and surrounding cities. Our sales and marketing teams will use traditional grassroots methods to reach out to our demographics. We will be contacting local news, media and talk shows to feature our business as the only one of its kind. Direct mail will be used to contact cannabis-friendly businesses throughout the state of Colorado.

Mary Jane Entertainment is already positioned within our target market through the growth of other marijuana-related businesses. Our tours will position us to expand our branch recognition throughout the state of Colorado. Our Mile High Times publication and Internet radio show are already distributed and being broadcasted to our target market.

The tours are reasonably priced for the recreational marijuana consumer with our cost to create each tour being approximately 15% to 20% of the ticket price. Our pricing is comparable to other cannabis tour companies. Each tour will be offered at a 20% discount through a third-party marketing group. We intend to launch the Mary Jane Platinum Card which will complement our tours by offering a $50 instant discount on ticket prices.

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The cost to create each publication of Mile High Times is approximately $6,000 to $8,000 depending on the length of the magazine. We anticipate that our advertising sales revenue for each publication will reach $25,000 by September 2014.

Production costs for Dab City Radio are less than $1,000 monthly. Prices for advertising range from $40 for 2" square ad to $1,500 for a full page ad. We are currently priced at approximately 10% below our competitors.

Mary Jane Entertainment is conveniently located off a major highway. Our radio program reaches thousands of listeners and Mile High Times is distributed to marijuana-related businesses. This keeps our brand in the forefront through multiple channels of distribution.

Sales Strategy

Colorado is currently considered the cannabis capital of the United States. The cannabis industry is expected to earn over $2 billion in product sales and tourism by the end of 2014. Our target market is marijuana consumers who are 21 to 65 years of age. They are college students, young professionals, blue and white collar workers, patients, senior citizens, moms, dads, teachers, and students. This demographic is increased 5000% when adding out of state and international visitors. The desire to indulge in the recreational marijuana experience is larger than ever and the market is positioned for a companies like Mary Jane Entertainment and Mary Jane Tours to provide that experience. All ages are flocking to Colorado for the Green rush for cannabis products including raw bud, concentrates, and infused edibles and drinks, all of which are available on all our tours. Tours and events teaching patrons how to cook with cannabis or allowing patrons to lounge while partaking in raw bud, concentrates or edibles, is in high demand. All these products appeal to all ages, sexes and ethnicities.

Colorado has very strict laws regarding the possession of and public consumption of recreational marijuana. As such, our companies provide across the board products and services to meet the needs of every cannabis connoisseur from every demographic by providing safe access to their cannabis experience from beginning to end.

Mary Jane Entertainment is evolving into a world-class marijuana promotional organization through carefully building successful businesses in the cannabis industry and then leveraging that experience to meet the industry’s needs. By strategically laying the foundation as the "Green Rush" was gaining momentum, we have built a recognizable brand and will be leveraging this recognition to provide tourism, information, and entertainment via carefully chosen channels that cater to the interests of the marijuana community.

Intellectual Property

We do not have any patents or registered trademarks at this time.

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Competition and Our Competitive Advantage

Mary Jane Entertainment's competitors include, but are not limited to, other tour and entertainment companies, local and national magazines, broadcasting networks and clothing wholesalers and retailers. Mary Jane Tours' main competitor is My 420 Tours, a company that has built a national following due to publicity received from talk shows and news media. They were the first cannabis tour company in Colorado; however, they lack the variety of our tours, usually just visiting marijuana growing facilities and not offering the personal services and amenities that we offer.

Mile High Times competes with Culture magazine, a California-based magazine with strong ties to LiveNation event promotions. They began during the medical marijuana rush which allowed them to gain market share from ground zero. In contract, Mile High Times is a Colorado-based company with strong ties to the community and the marijuana industry.

Dab City Radio competes with Clear Channel Communications, a company that owns a network of radio and television stations across the United States. Clear Channel cannot offer consumers a marijuana experience or the ambiance of our Dab City Radio lounge.

Government Regulation

Our products and services do not require licensing and are not subject to any governmental regulation.

Employees

Immediately after the Closing of the Mary Jane Group Acquisition, we had seven full-time and four part-time employees. Additionally, from time to time, we may hire temporary contract employees. None of our employees are covered by a collective bargaining agreement and we are unaware of any union organizing efforts. We have never experienced a major work stoppage, strike or dispute. We consider our relationship with our employees to be good.

Corporate Information

Our corporate headquarters are located at 625 East 70th Avenue, Denver, Colorado 80229. Our telephone number is 303-835-8603.

REPORTS TO SECURITYHOLDERS

We are required to file annual, quarterly and current reports, proxy statements and other information with the Commission and our filings are available to the public over the Internet at the Commission's website at http://www.sec.gov. The public may read and copy any materials filed by us with the Commission at the Public Reference Room at 100 F Street NE, Washington, D.C. 20549, on official business days during the hours of 10:00 am to 3:00 pm. The public may obtain information on the operation of the Public Reference Room by calling the Commission at 800-732-0330. You may obtain further information about our Company on the following websites: www.MaryJaneEntertainment.com, www.dabcityradio.com and www.mymilehightimes.com.

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RISK FACTORS

Investing in our Common Stock involves a high degree of risk. Prospective investors should carefully consider the risks described below, together with all of the other information included IN or referred to in this Report, before purchasing shares of our Common Stock. There are numerous and varied risks, known and unknown, that may prevent us from achieving our goals. The risks described below are not the only ones we will face. If any of these risks actually occur, our business, financial condition or results of operation may be materially adversely affected. In such case, the trading price of our Common Stock could decline and investors in our Common Stock could lose all or part of their investment.

WE FACE RISKS IN THE DEVELOPMENT OF OUR PRODUCTS AND SERVICES AND THE ABILITY TO BRING THEM TO MARKET.  WE ALSO FACE RISKS THAT WE MAY LOSE SOME OR ALL OF OUR MARKET SHARE IN OUR EXISTING BUSINESSES TO COMPETITION, OR THE RISK THAT OUR BUSINESS MODEL MAY BECOME OBSOLETE.  THE FOLLOWING RISKS ARE MATERIAL RISKS THAT WE FACE.  IF ANY OF THESE RISKS OCCUR, OUR BUSINESS, OUR ABILITY TO ACHIEVE REVENUES, OUR OPERATING RESULTS AND OUR FINANCIAL CONDITION COULD BE SERIOUSLY HARMED.  WE ARE ENGAGED IN THE MARKETING, ADVERTISING AND PROMOTION OF ENTERTAINMENT AND RELATED ACTIVITIES PRIMARILY DESIGNED TO MEET THE NEEDS OF THE RECREATIONAL MARIJUANA TOURISM MARKET IN THE STATE OF COLORADO.

Risk Factors Related to the Business of the Company

We have a no operating history and no historical financial information upon which you may evaluate our performance.

You should consider, among other factors, our prospects for success in light of the risks and uncertainties encountered by companies that, like us, are in their early stages of operations.  We may not successfully address all of the risks and uncertainties or successfully implement our existing and new products and services.  If we fail to do so, it could materially harm our business and impair the value of our common stock, resulting in a loss to shareholders.  Even if we accomplish these objectives, we may not generate the positive cash flows or profits we anticipate. We were incorporated in Nevada in 2012 and our operating subsidiaries have not conducted any significant or meaningful operations.  Unanticipated problems, expenses and delays are frequently encountered in establishing a new business and developing new products and services.  These include, but are not limited to, inadequate funding, lack of consumer acceptance, competition, product development, the inability to employ or retain talent, inadequate sales and marketing, and regulatory concerns.  The failure by us to meet any of these conditions would have a materially adverse effect upon us and may force us to reduce, curtail, or discontinue operations.  No assurance can be given that we can or will ever be successful in our operations or that we will operate profitably.

Our proposed market has no history and we are unable to predict the size of our projected customer base.

On January 1, 2014, the State of Colorado legalized the use of recreational marijuana for residents and tourists visiting the state. As the recreational marijuana industry is new, we are unable to predict the size of our projected customer base and are unable to predict if the projected customer base will purchase our products and services or if their purchase of our products and services will be strong enough to support and grow our operations. If we are unable to attract enough consumers of our products and services in therecreational marijuana industry, we may be forced to reduce, curtail, or discontinue operations.

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 If we are unable to meet our future capital needs, we may be required to reduce or curtail operations, or shut down completely.

To date, we have relied on funding from a small group of individual investors in order to fund our operations.  We have limited cash and capital resources.   Our future capital requirements will depend on many factors, including our ability to market our products successfully, cash flow from operations, locating and retaining talent, and competing market developments.  Our business model requires that we spend money (primarily on advertising and marketing) in order to generate revenue.  Based on our current financial situation, we may have difficulty continuing our operations at our current level, or at all, if we do not raise additional financing in the near future.  Additionally, we intend to continue to acquire assets and operating businesses, which acquisitions will likely require additional cash.  Although we currently have no specific plans or arrangements for acquisitions or financing, we intend to raise funds through private placements, public offerings or other financings.  Any equity financings would result in dilution to our then-existing stockholders.  Sources of debt financing may result in higher interest expense.  Any financing, if available, may be on unfavorable terms.  If adequate funds are not obtained, we may be required to reduce, curtail, or discontinue operations.  There is no assurance that our existing cash flow will be adequate to satisfy our existing operating expenses and capital requirements.

Because we may face intense competition, we may not be able to operate profitably in our markets.

We believe that the market for the products and services that we offer is highly competitive.  The competition will most likely increase as more states permit the use of recreational marijuana. The increased competition may hinder our ability to successfully market our products and services.  We may not have the resources or expertise to compete successfully in the future.  We expect to face future competition from existing competitors and new market entrants. Some of our competitors will have greater resources than we do.  As a result, these competitors may be able to:

•         Develop and expand their product and service offerings more rapidly;

•         Adapt to new or emerging changes in customer requirements more quickly;

•         Take advantage of acquisition and other opportunities more readily; and

•         Devote greater resources to the marketing and sale of their products and adopt more aggressive pricing policies than we can offer.

If no additional states allow the recreational use of marijuana, or if one or more states that currently allow it reverse their position, we may not be able to continue our growth, or the market for our products and services may decline.

Currently, seventeen states and the District of Columbia allow the use of medicinal cannabis.  Only two states currently allow the use of recreational marijuana, Colorado and Washington. We anticipate that other states will have proposals to adopt recreational marijuana use in upcoming elections. There can be no assurance that the number of states that allow the use of recreational marijuana will increase, and if it does not, there can be no assurance that the existing states and/or the District of Columbia won’t reverse their position and disallow it.  If either of these events occur, then not only will the growth of our business be materially impacted, we may experience declining revenue as the market for our products and services declines.

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If we are unable to attract and retain key personnel, we may not be able to compete effectively in our market.

Our success will depend, in part, on our ability to attract and retain key management, primarily including Joel Schneider, our Chief Executive Officer. In addition, our technical experts and sales and marketing personnel will be critical to growing our business.  We will attempt to enhance our management and technical expertise by recruiting qualified individuals who possess desired skills and experience in certain targeted areas.  We currently employ management from companies we recently acquired. Our inability to retain employees and attract and retain sufficient additional employees could have a material adverse effect on our business, financial condition, results of operations and cash flows.  The loss of key personnel could limit our ability to develop and market our products.

Because our officers and directors control a large percentage of our common stock, they have the ability to influence matters affecting our shareholders.

Our officers and directors beneficially own 79.44% of our outstanding common stock.  As a result, they have the ability to influence matters affecting our shareholders, including the election of our directors, the acquisition or disposition of our assets, and the future issuance of our securities.  Because they control our common stock, investors may find it difficult to replace our directors and management if they disagree with the way our business is being operated.  Because the influence by these insiders could result in management making decisions that are in the best interest of those insiders and not in the best interest of the investors, you may lose some or all of the value of your investment in our Company.

We may not be able to effectively manage our growth and operations which could materially and adversely affect our business.

We have, and may in the future, experience rapid growth and development in a relatively short period of time.  The effective management of this growth will require, among other things, continued development of our financial and management controls and management information systems, stringent control of costs, increased marketing activities, the ability to attract and retain qualified management personnel and the training of new personnel.  We intend to use outsourced resources and hire additional personnel in order to manage our expected growth and expansion.  Failure to successfully manage our possible growth and development could have a material adverse effect on our business and the value of your investment.

Our business activities, while believed to be compliant with applicable state laws, are illegal under federal law because they violate the Federal Controlled Substances Act.  If we are closed by law enforcement authorities, it will materially and adversely affect our business.

The medicinal cannabis industry, currently being conducted in the 20 states and the District of Columbia, are operating under laws passed that either decriminalize or legalize the medicinal use of cannabis. Two states, Colorado and Washington, have passed laws making the use of recreational marijuana legal; however, under United States federal law, and more specifically the Federal Controlled Substances Act, the possession, use, cultivation, and transfer of cannabis is illegal.

We believe that our activities in the recreational cannabis industry, currently only conducted in Colorado, are compliant with all applicable state laws; however, they may be illegal because they may violate the Federal Controlled Substances Act.

The federal, and in some cases state, law enforcement authorities have frequently closed down dispensaries and recreational marijuana growing facilities. To the extent that any of these growing facilities are closed, it will negatively affect our revenue, and accordingly we will have fewer customers and thus it would have a material negative affect on our business and operations.

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Because our business activities is illegal under the Federal Controlled Substances Act, we may be deemed to be engaging in illegal activities on a federal level.  As a result, we may be subject to enforcement actions by law enforcement authorities, which would materially and adversely affect our business.

Under United States federal law, and more specifically the Federal Controlled Substances Act, the possession, use, cultivation, and transfer of cannabis is illegal.  As a result, law enforcement authorities, in their attempt to regulate the illegal use of cannabis, may seek to bring an action or actions against us, for engaging in criminal activities.  As a result of such an action, we may be forced to cease operations and our investors could lose their entire investment.  Such an action would have a material negative effect on our business and operations.

In the states where medicinal and/or recreational marijuana is permitted, local laws and regulations could adversely affect the growers and distributors of marijuana, including causing some of them to close, which would materially and adversely affect our business.

Even in areas where the medicinal and/or recreational use of cannabis is legal under state law, there are also local laws and regulations that affect our clients.  For example, in some cities or counties, a medical cannabis dispensary is prohibited from being located within a certain distance from schools or churches.  As recreational marijuana is a new industry, local laws and regulations effecting the growing, distribution and sale of recreational marijuana may cause some of our customers to close, impacting our revenue and having a material effect on our business and operations.  In addition, the enforcement of identical rules or regulations as it pertains to use of recreational marijuana may vary from municipality to municipality, or city to city.

Our websites are visible in jurisdictions where medicinal use of cannabis is not permitted, and as a result we may be found to be violating the laws of those jurisdictions.

Internet websites are visible by people everywhere, not just in jurisdictions where the activities described therein are considered legal.  As a result, we may face legal action from a state or other jurisdiction against us for engaging in activity illegal in that state or jurisdiction.

 Our industry is experiencing rapid growth and consolidation that may cause competition to intensify.

The medicinal and recreational cannabis industry is undergoing rapid growth and substantial change.   This has resulted in increasing competition with companies that have greater resources than the Company. Increased competition could force us to expend greater resources to meet new or additional competitive threats, which could harm our operating results.

Because we are in the cannabis industry, we have a difficult time obtaining the various insurances that are desired to operate our business, which may expose us to additional risk and financial liabilities.

Insurance that is otherwise readily available, such as workers compensation, general liability, and directors and officers insurance, is more difficult for us to find, and more expensive, because we engaged in activities supporting the recreational cannabis industry.  Thus far, we have been successful in finding such policies: however, it is at a cost that is higher than other businesses.  There are no guarantees that we will be able to find such insurances in the future, or that the cost will be affordable to us.  If we are forced to go without such insurances, it may prevent us from entering into certain business sectors, may inhibit our growth, and may expose us to additional risk and financial liabilities.

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We anticipate incurring operating losses and negative cash flows in the foreseeable future resulting in uncertainty of future profitability and limitation on our operations.

We anticipate that we will continue to incur operating losses and negative cash flows in the foreseeable future and will accumulate increasing deficits as we increase our expenditures for (i) infrastructure, (ii) sales and marketing, (iii) tangible assets, (iv) personnel, and (v) general operating expenses. Any increases in our operating expenses will require us to achieve significant revenue before we can attain profitability. In the event that we are unable to achieve profitability or raise sufficient funding to cover our losses, we may not be able to meet our obligations as they come due, raising substantial doubts as to our ability to continue as a going concern.

We will need substantial additional funding and may be unable to raise capital when needed, which would force us to delay, reduce or eliminate our products and services, commercialization efforts or acquisition strategy.

We will have to make significant monetary investments in order to offer our products and services. We expect to use the revenue we generate to fund a portion of the costs for establishing and expanding our sales and marketing infrastructure and for future business development. However, we will need additional funding for these purposes and may be unable to raise capital when needed or on attractive terms which would force us to delay, reduce or eliminate our development programs or commercialization efforts.

As of March 19, 2014, we had approximately $95,000 of cash and cash equivalents. We believe that our existing cash and cash equivalents, along with generated revenues from services we offer, will not be sufficient to enable us to fund our operating expenses and capital expenditure requirements for the next twelve months. To the extent this capital is insufficient to meet our future capital requirements, we will need to finance our cash needs through public or private equity offerings, debt financings, corporate collaboration and licensing arrangements or other financing alternatives. Additional equity or debt financing, or corporate collaboration and licensing arrangements, may not be available on acceptable terms, if at all.

We intend to raise additional funds by issuing equity securities and our stockholders will experience dilution. Debt financing, if available, may involve agreements that include covenants limiting or restricting our ability to take specific actions, such as incurring additional debt, making capital expenditures or declaring dividends. Any debt financing or additional equity that we raise may contain terms, such as liquidation and other preferences, which are not favorable to us or our stockholders. If additional financing is not available when required, or is not available on acceptable terms, we may be unable to fund expansion, successfully promote our brand name, develop or enhance our services, take advantage of business opportunities, or respond to competitive pressures or unanticipated requirements, any of which could seriously harm our business and reduce the value of your investment.

The commercial success of our products and services will depend upon the degree of market acceptance by recreational marijuana consumers.

Any products and services that we bring to the recreational marijuana market may not gain market acceptance by consumers we target. If our products do not achieve an adequate level of acceptance, we may not generate significant product revenue and may not be profitable.

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We may not be able to build our brand awareness and successfully market our products.

Development and awareness of our brand will depend largely upon our success in increasing our customer base of recreational marijuana patrons. In order to attract and retain customers and to promote and maintain our brand in response to competitive pressures, management plans to significantly increase our marketing and advertising budgets particularly in our field sales force. If we are unable to economically promote or maintain our brand, our business, results of operations and financial condition could be severely harmed.

Our business may be affected by unfavorable publicity or lack of customer acceptance.

We are highly dependent upon acceptance of our products and services by recreational marijuana users. Consumer acceptance of our products and services could be significantly influenced by scientific research or findings, national media attention and other publicity about use of marijuana. Future scientific research or publicity could be unfavorable to our industry. A future research report or publicity that is perceived by recreational marijuana users as less than favorable could have a material adverse effect on our ability to generate revenue. Adverse publicity in the form of published scientific research, statements by regulatory authorities or otherwise, whether or not accurate, could have a material adverse effect on our business, reputation, financial condition or results of operations.

Our success is dependent on market acceptance.

Our products and services may not achieve sufficient market acceptance to allow us to become profitable. To be successful, we must develop and market products and services that are widely accepted at profitable prices. A failure to develop acceptable products and services will adversely affect our revenues and ability to achieve profitability.

Our success depends on how efficiently we respond to changing consumer preferences and demand.

Our success depends, in part, on our ability to anticipate and respond to changing consumer trends and preferences. We may not be able to respond in a timely or commercially appropriate manner to these changes. Our failure to accurately predict these trends could negatively impact our sales and the opinion of customers. The success of our products and services depends upon a number of factors, including our ability to:

•      accurately anticipate customer needs;

•      innovate and develop new products and services;

•      successfully commercialize new products and services in a timely manner;

•      competitively price our products and services in the market; and

•      differentiate our product offerings from those of our competitors.

If we do not introduce new products and services, make enhancements to our existing products and services, or meet the demands of customers we target, our business, results of operations and financial condition could be materially and adversely affected.

Any failure to adequately expand a direct sales force will impede our growth.

We expect to be substantially dependent on a direct sales force to attract new recreational marijuana consumers and to manage customer relationships. We plan to expand our direct sales force and believe that there is significant competition for qualified, productive direct sales personnel with advanced sales skills. Our ability to achieve significant growth in revenue in the future will depend, in large part, on our success in

15

recruiting, training and retaining sufficient direct sales personnel. Recent hires and planned hires may not become as productive as expected and we may be unable to hire sufficient numbers of qualified individuals in the future in the markets where we do business. While there presently exists a high rate of unemployment, if we are unable to hire and develop sufficient numbers of productive sales personnel our business prospects could suffer.

If we are unable to attract, hire and retain qualified sales and management personnel, the commercial opportunity for our products and services may be diminished.

Currently, our sales force consists of three full-time sales representatives. We may not be able to attract, hire, train and retain qualified sales and sales management personnel. If we are not successful in our efforts to maintain and grow a qualified sales force, our ability to independently market and promote our products may be impaired. In such an event, we would likely need to establish collaboration, co-promotion, distribution or other similar arrangement to market and sell our products. However, we might not be able to enter into such an arrangement on favorable terms, if at all. Even if we are able to effectively maintain a qualified sales force, our sales force may not be successful in commercializing our products and services.

If we fail to attract and retain key personnel, or to retain our executive management team, we may be unable to successfully develop or commercialize our products.

Our success depends in part on our continued ability to attract, retain and motivate highly qualified managerial personnel. We are highly dependent upon our executive management team. The loss of the services of any one or more of the members of our executive management team could delay or prevent the successful completion of some of our development and commercialization objectives.

Recruiting and retaining qualified sales and marketing personnel is critical to our success. We may not be able to attract and retain these personnel on acceptable terms given the competition among numerous pharmaceutical and biotechnology companies for similar personnel. In addition, we rely on consultants and advisors, including scientific and clinical advisors, to assist us in formulating our development and commercialization strategy. Our consultants and advisors may also be employed by companies and may have commitments under consulting or advisory contracts with other entities that may limit their availability to us.

If the estimates that we make, or the assumptions upon which we rely, in preparing our financial statements prove inaccurate, our future financial results may vary from expectations.

Our financial statements have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of our financial statements requires us to make estimates and judgments that affect the reported amounts of our assets, liabilities, stockholders’ equity, revenues and expenses, the amounts of charges accrued by us and related disclosure of contingent assets and liabilities. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. We cannot assure you, therefore, that there may not be material fluctuations between our estimates and the actual results.

The current global economic downturn or recession may negatively affect our business.

The current global economic downturn or recession could negatively affect our sales because many consumers consider the purchase of our products and services as discretionary. We cannot predict the timing or duration of the economic slowdown or recession or the timing or strength of a subsequent recovery, worldwide, or in the specific end markets we serve. If the market for our products and services significantly deteriorates due to the economic situation, our business, financial condition or results of operations could be materially and adversely affected.

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Risks Related to the Company's Common Stock

FINRA sales practice requirements may limit a stockholder's ability to buy and sell our stock.

The Financial Industry Regulatory Authority ("FINRA") has adopted rules that relate to the application of the Commission's penny stock rules in trading our securities and require that a broker/dealer have reasonable grounds for believing that the investment is suitable for that customer, prior to recommending the investment.  Prior to recommending speculative, low priced securities to their non-institutional customers, broker/dealers must make reasonable efforts to obtain information about the customer's financial status, tax status, investment objectives and other information.  Under interpretations of these rules, the FINRA believes that there is a high probability that speculative, low priced securities will not be suitable for at least some customers.  The FINRA requirements make it more difficult for broker/dealers to recommend that their customers buy our common stock which may have the effect of reducing the level of trading activity and liquidity of our common stock. Further, many brokers charge higher transactional fees for penny stock transactions. As a result, fewer broker/dealers may be willing to make a market in our common stock thereby reducing a shareholder's ability to resell shares of our common stock.

If we fail to comply with the rules under the Sarbanes-Oxley Act related to accounting controls and procedures or if material weaknesses or other deficiencies are discovered in our internal accounting procedures, our stock price could decline significantly.

Section 404 of the Sarbanes-Oxley Act requires annual management assessments of the effectiveness of our internal controls over financial reporting and a report by our independent auditors addressing these assessments. We are in the process of documenting and testing our internal control procedures, and we may identify material weaknesses in our internal control over financial reporting and other deficiencies. If material weaknesses and deficiencies are detected, it could cause investors to lose confidence in our Company and result in a decline in our stock price and consequently affect our financial condition. In addition, if we fail to achieve and maintain the adequacy of our internal controls, we may not be able to ensure that we can conclude on an ongoing basis that we have effective internal controls over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act. Moreover, effective internal controls, particularly those related to revenue recognition, are necessary for us to produce reliable financial reports and are important to helping prevent financial fraud. If we cannot provide reliable financial reports or prevent fraud, our business and operating results could be harmed, investors could lose confidence in our reported financial information, and the trading price of our common stock could drop significantly. In addition, we cannot be certain that additional material weaknesses or significant deficiencies in our internal controls will not be discovered in the future.

Because there is a limited public trading market for our common stock, you may not be able to resell your stock.

On April 12, 2013, our common stock received its trading symbol “PLAD” to begin trading on the OTCQB; however, our common stock has not yet traded. There is no assurance that a more active trading market will ever develop. As such, you may have to hold your shares for an extended period of time before you are able to sell them, if at all.

Our shares are considered "penny stocks" which imposes additional sales practice requirements on broker/dealers; as such many broker/dealers may not want to make a market in our shares which could affect your ability to sell your shares in the future.

Our shares are considered "penny stocks" covered by section 15(g) of the Exchange Act, and Rules 15g-1 through 15g-6 promulgated thereunder, which imposes additional sales practice requirements on broker/dealers who sell our securities to persons other than established customers and accredited investors

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(generally institutions with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouses).  Since our shares are covered by section 15(g) of the Securities Exchange Act of 1934, many broker/dealers may not want to make a market in our shares or conduct any transactions in our shares.  As such, your ability to dispose of your shares may be adversely affected.

Future sales by our stockholders may negatively affect our stock price and our ability to raise funds in new stock offerings.

Sales of our common stock in the public market could lower the market price of our common stock. Sales may also make it more difficult for us to sell equity securities or equity-related securities in the future at a time and price that our management deems acceptable or at all. Of the 17,860,000 shares of common stock outstanding after the closing of our recent acquisitions, 2,360,000 shares are freely tradable without restriction by stockholders who are not our affiliates. The remaining 15,500,000 shares of common stock are "restricted securities" with an aggregate of 14,189,500 shares held by our affiliates, all of which shares may be resold in the public market only when, and if, registered pursuant to an exemption from registration, or pursuant to the applicable requirements of Rule 144.

We do not expect to pay dividends and investors should not buy our common stock expecting to receive dividends.

We do not anticipate that we will declare or pay any dividends in the foreseeable future. Consequently, you will only realize an economic gain on your investment in our common stock if the price appreciates. You should not purchase our common stock expecting to receive cash dividends. Since we do not pay dividends, and if we are not successful in establishing an orderly trading market for our shares, then you may not have any manner to liquidate or receive any payment on your investment. Therefore our failure to pay dividends may cause you to not see any return on your investment even if we are successful in our business operations. In addition, because we do not pay dividends we may have trouble raising additional funds which could affect our ability to expand our business operations.

Securities analysts may not cover our common stock and this may have a negative impact on the market price of our common stock.

The future trading market for our common stock may depend on the research and reports that securities analysts publish about us or our business. We do not have any control over these analysts. There is no guarantee that securities analysts will cover our common stock. If securities analysts do not cover our common stock, the lack of research coverage may adversely affect our common stock’s market price, if any. If we are covered by securities analysts who downgrade our stock, our stock price would likely decline. If one or more of these analysts ceases to cover us or fails to publish regularly reports on us, we could lose visibility in the financial markets, which could cause our stock price or trading volume to decline.

We are likely to raise additional funds, finance acquisitions or develop strategic relationships by issuing capital stock.

We have financed our operations and expect to continue to finance our operations and future acquisitions by issuing equity or convertible debt securities, which could significantly reduce the percentage ownership of our existing stockholders. Furthermore, any newly issued securities could have rights, preferences and privileges senior to those of our existing common stock. Moreover, any issuances by us of equity securities may be at or below the prevailing market price of our common stock and in any event may have a dilutive impact on your ownership interest, which could cause the market price of our common stock to decline.

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We may also raise additional funds through the incurrence of debt, and the holders of any debt we may issue would have rights superior to your rights. In the event that we are not successful, we may be forced to seek the protection of the bankruptcy laws.

A significant business announcement by us or our competitors may cause fluctuations in our stock price.

The market price of our common stock may be subject to substantial volatility as a result of announcements by us or other companies in our industry, including our collaborators. Announcements that may subject the price of our common stock to substantial volatility include announcements regarding:

•      our operating results, including the amount and timing of sales of our products and services;

•      the development of new products and services by us or our competitors;

•      regulatory actions with respect to our products and services or those of our competitors; and

•      significant acquisitions, strategic partnerships, joint ventures or capital commitments by us or our competitors.

Insiders have substantial control over the outstanding shares of the Company's common stock and could delay or prevent a change in corporate control, including a transaction in which the combined Company’s stockholders could sell or exchange their shares for a premium.

Our directors and executive officers beneficially own an aggregate of approximately 79.44% of our outstanding shares of common stock. As a result, our directors and executive officers, if acting together, have the ability to affect the outcome of matters submitted to stockholders for approval, including the election and removal of directors and any merger, consolidation or sale of all or substantially all of our assets. In addition, these persons acting together will have the ability to control our management and affairs. Accordingly, this concentration of ownership may harm the value of our common stock by:

•      delaying, deferring or preventing a change in control;

•      impeding a merger, consolidation, takeover or other business combination; or

•      discouraging a potential acquirer from making an acquisition proposal or otherwise attempting to obtain control.

Our operating results are likely to fluctuate from period to period.

We anticipate that there may be fluctuations in our future operating results. Potential causes of future fluctuations in our operating results may include:

•         period-to-period fluctuations in financial results;

•         issues in providing products and services;

•         the loss of key employees;

•         regulatory changes;

•         failure of any of our products and services to achieve commercial success; and

•         future sales of our common stock.

Moreover, stock markets in general have experienced substantial volatility that has often been unrelated to the operating performance of individual companies. These broad market fluctuations may also adversely affect the trading price of our common stock.

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We will incur increased costs as a result of being a public company.

As a public company, we will incur significant legal, accounting and other expenses. We expect the laws, rules and regulations governing public companies to increase our legal and financial compliance costs and to make some activities more time-consuming and costly.

Our management will be devoting substantial time to comply with public company regulations.

As a public company, we incur significant legal, accounting and other expenses. In addition, the Sarbanes-Oxley Act, as well as rules subsequently implemented by the Commission, imposes various requirements on public companies with respect to corporate governance practices.  Moreover, these rules and regulations increase legal and financial compliance costs and make some activities more time-consuming and costly.

In addition, the Sarbanes-Oxley Act requires, among other things, that our management maintain adequate disclosure controls and procedures and internal control over financial reporting. In particular, we must perform system and process evaluation and testing of our internal control over financial reporting to allow management and, as applicable, our independent registered public accounting firm to report on the effectiveness of our internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act. Our compliance with Section 404 will require us to incur substantial accounting and related expenses and expend significant management efforts. If we are not able to comply with the requirements of Section 404, or if we or our independent registered public accounting firm identifies deficiencies in our internal control over financial reporting that are deemed to be material weaknesses, our financial reporting could be unreliable and misinformation could be disseminated to the public.

Any failure to develop or maintain effective internal control over financial reporting or difficulties encountered in implementing or improving our internal control over financial reporting could harm our operating results and prevent us from meeting our reporting obligations. Ineffective internal controls also could cause our stockholders and potential investors to lose confidence in our reported financial information, which would likely have a negative effect on the trading price of our common stock. In addition, investors relying upon this misinformation could make an uninformed investment decision, and we could be subject to sanctions or investigations by the Commission or other regulatory authorities or to stockholder class action securities litigation.

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SELECTED FINANCIAL INFORMATION

The following table sets forth summary historical consolidated financial and other operating data for our operating subsidiaries. The information set forth below should be read in conjunction with the information under Item 9.01 – Financial Statements and Exhibits," "Management's Discussion and Analysis and Plan of Operations and the consolidated financial statements and related notes and the financial statements included elsewhere in this Report.

Balance Sheet items reflect information for the Mary Jane Group as of December 31, 2013. Statement of Operations items reflect information for the Mary Jane Group from inception (April 15, 2013) through December 31, 2013.

TOTAL ASSETS	$53,216
TOTAL LIABILITIES	15,307
TOTAL MEMBERS’ EQUITY	38,701
TOTAL LIABILITIES AND MEMBERS’ EQUITY	$53,216

REVENUE, NET	$5,413
OPERATING EXPENSES	128,310
LOSS BEFORE INCOME TAXES	(122,897)
PROVISION FOR INCOME TAXES	0
NET LOSS	$(122,897)

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MANAGEMENT’S DISCUSSION AND ANALYSIS and plan OF OPERATIONS

This section refers to Mary Jane Entertainment, LLC, Mile High Times, LLC, Dab City Radio, LLC and Mary Jane Tours, LLC, each a Colorado limited liability company (referred to individually by name or collectively as the "Mary Jane Group"). The following discussion and analysis provides information which the Mary Jane Group believes to be relevant to an assessment and understanding of its results of operations and financial condition. This discussion should be read together with Mary Jane Group's financial statements and the notes to the financial statements for the year ended December 31, 2013, which are attached as exhibits to this Current Report on Form 8-K. The information set forth and discussed in this Management’s Discussion and Analysis and Plan of Operations is derived from the referenced financial statements and the related notes thereto of the Mary Jane Group and should be read in conjunction therewith. Additionally, this Management’s Discussion and Analysis and Plan of Operation contain certain statements that are not strictly historical and are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 and involve a high degree of risk and uncertainty. Actual results may differ materially from those projected in the forward-looking statements due to other risks and uncertainties that exist in the Mary Jane Group's operations, development efforts and business environment, the other risks and uncertainties described in the section entitled Cautionary Note Regarding Forward-Looking Statements at the front of this Report and our Risk Factors section herein. All forward-looking statements included herein are based on information available to the Company as of the date hereof and we assume no obligation to update any such forward-looking statement.

The separate financial statements of Pladeo Corp. and the Management’s Discussion and Analysis and Plan of Operation with respect to the Pladeo Corp. financial statements are contained in Pladeo's Form 10-Q filed with the Commission on February 19, 2014, which filing, financial statements and exhibits are incorporated herein by reference.

Unaudited Pro-forma Consolidated Financial Statements are included as exhibits to this filing and are incorporated herein by reference.

Basis of Presentation of Financial Information

On March 14, 2014, the Closing Date of the stock exchange, the Company acquired 100% of the Mary Jane Group in exchange for the issuance of shares of the Company's Common Stock. Upon consummation of the Exchange Agreement and all transactions contemplated therein, each member of the Mary Jane Group became wholly owned subsidiaries of the Company. As a result of the exchange, the primary business of the Company became that of the Mary Jane Group. Our management's discussion and analysis is based on the financial results of the Mary Jane Group.

Results of Operations

The following discussion of the Mary Jane Group's financial condition and results of operations should be read in conjunction with its financial statements incorporated herein by reference above. This discussion should not be construed to imply that the results discussed herein will necessarily continue into the future, or that any conclusion reached herein will necessarily be indicative of actual operating results in the future. Such discussion represents only the best present assessment of the Mary Jane Group's management. Historical financial information presented for the the year ended December 31, 2013 is that of the Mary Jane Group.

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From Inception through December 31, 2013

From inception (April 15, 2013) through December 31, 2013, the Mary Jane Group has generated revenues of $5,413. During the period from inception through December 31, 2013, the Mary Jane Group had net losses totaling $123,037. From inception through December 31, 2013, the Mary Jane Group's general and administrative expenses totaled $11,389 or 16.2% of total expenses. Research and development costs were $0 for the period from inception through December 31, 2013.

Liquidity and Capital Resources

The Mary Jane Group began its businesses in 2013 and has not yet attained a level of revenue to allow it to meet its current overhead. The Company will be dependent upon obtaining additional financing in order to adequately fund working capital, infrastructure, expansion expenses and significant marketing/investor related expenditures to gain market recognition, so that it can achieve a level of revenue adequate to support its cost structure, none of which can be assured. Management believes that the Company will need approximately $2 million over the next twelve months. While initial operations have been funded with private placements of equity and bridge loans, there can be no assurance that adequate financing will continue to be available, and, if available, be on terms that are favorable. As of March 29, 2014, the combined companies had approximately $95,000 on deposit.

Recent Events

Securities Exchange Agreement with Capital Growth Corporation

On February 27, 2014, Pladeo entered into and closed the CGC Exchange Agreement, pursuant to which Pladeo acquired 100% of the issued and outstanding shares of CGC and 100% of the issued and outstanding CGC Warrants in exchange for the issuance by Pladeo of an aggregate of 5,000,000 shares of common stock and Common Stock Purchase Warrants for the purchase of an aggregate of 1,497,000 shares of common stock of Pladeo.

Securities Exchange Agreement with the Mary Jane Group

On March 14, 2014, Pladeo entered into and closed the MJG Exchange Agreement, pursuant to which Pladeo agreed to purchase and the Principal Shareholders of the Mary Jane Group agreed to sell 100% of their Mary Jane Group Stock in exchange for an aggregate of 2,500,000 shares of Pladeo's common stock. In addition, the number of shares of Pladeo Stock to be issued in exchange may be increased, but not decreased, one time only on the first year anniversary of the Closing of the MJG Exchange Agreement, so as to ensure that the value of the Pladeo Stock issued to the Principal Shareholders exceeds $0.40 per share or an aggregate of $1,000,000.

Change in Control

On February 26, 2014, Joel Schneider, entered into a share purchase agreement with Lisbeth Guerrero, pursuant to which he purchased 8,000,000 shares of the Company’s common stock, representing 77.2% of the issued and outstanding shares of the Company’s common stock on that date.

Employment Agreements with Executives

On March 24, 2014, in conjunction with the Mary Jane Group Acquisition, the Company's CGC subsidiary entered into Employment Agreements with Executive's Joel Schneider (as President and Chief Executive Officer), Jose Ramirez (Vice President and Chief Operating Officer) and LaRon Bradford (Vice President of Director of Sales and Marketing), each for a term of three years. The Employment Agreements

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can be extended for additional one-year terms on the anniversary date thereof. Salary under the Employment Agreements are $100,000 through December 31, 2014, $125,000 for calendar year 2015, and $150,000 for the remaining term of the Employment Agreements. The Executives’ base annual salary may be increased from time to time as determined by the Board, and, if so increased, such base annual salary shall not thereafter, during the Executives’ employment under the Agreement, be decreased. The Employment Agreements also provide that the Executives are paid a car allowance of $500 per month and Mr. Schneider is also paid living expenses of $1,500 per month from the date of the agreement through December 2014.

The Employment Agreements contain non-compete clauses that expire two years after the termination date and non-solicitation clauses that expire one year after the termination date of the Employment Agreements.

The Company may, in its discretion and at its option, terminate the Executives' employment with or without Cause, and without prejudice to any other right or remedy to which the Company or the Executives may be entitled at law or in equity or under the Employment Agreements.

Outlook

The Company intends to acquire or create other operating businesses to complete a portfolio of companies necessary for Pladeo to become a successful full-service provider in its business segment, including businesses that provide lodging/accommodations, glass-blowing manufacturing and classes, and seeking licensing of the MaryJane brand name for products within the cannabis space. The Company intends to purchase such future acquisitions through the issuance of shares of the Company's common stock which will create immediate dilution to the Company's current shareholders.

Off-Balance Sheet Arrangements

None.

Name Change

On March 23, 2014, the Company's Board of Directors and shareholders owning a majority (or 78.4%) of the shares outstanding, approved an amendment to the Company's Articles of Incorporation to change the company's name from Pladeo Corp. to The Mary Jane Group, Inc. The Company has applied to FINRA for approval of the name change and a change to its trading symbol.

PROPERTIES

The Company's principal office, and that of its subsidiaries, is located at 625 E. 70th Avenue, Denver, Colorado 80229. The Company occupies 4,000 square feet of office and warehouse space. The lease expires November 30, 2018. The monthly rent is $2,699 through December 2014; thereafter, it increases $80 per month every twelve months until expiration. The Company's management believes that the leased premises are suitable and adequate to meet its needs.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the date of this filing, the following table sets forth certain information with respect to the beneficial ownership of our Common Stock by (i) each shareholder known by us to be the beneficial owner of more than five percent (5%) of our common stock, (ii) by each of our current directors and executive officers as identified herein, and (iii) all of the Company’s directors and executive officers as a group. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of common stock and derivative securities that are currently exercisable or convertible into shares of common stock within sixty (60) days of the date of this document, are deemed to be outstanding and to be beneficially owned by the person holding the derivative securities for the purpose of computing the percentage ownership of the person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless specified otherwise, the address for each beneficial owner listed herein is 625 E. 70th Avenue, Denver, Colorado 80229.

Name and Address of Beneficial Owner	Title of Class	Number of Shares Beneficially Owned(1)	Percent of Class
Joel C. Schneider President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director	Common Stock	12,502,000	70%
Jose Ramirez Vice President, Chief Operating Officer and Director	Common Stock	1,500,000	8.4%
LaRon Bradford Vice President of Sales and Marketing	Common Stock	187,500	1%
All directors and executive officers as a group (3 persons):	Common Stock	14,189,500	79.44%

________________

(1)	Unless otherwise noted, we believe that all shares are beneficially owned and that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them. Applicable percentage of ownership is based on 17,860,000 shares of Common Stock currently outstanding as adjusted for each shareholder.
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DIRECTORS AND EXECUTIVE OFFICERS

The following individuals serve as the directors and executive officers of our Company and subsidiaries. Our directors hold office until the next annual meeting of shareholders or until their successors have been elected and qualified. The executive officers of our Company are appointed by and serve at the pleasure of our board of directors. All officers and directors of our subsidiaries are appointed by the Company's Board of Directors.

NAME	AGE	DATE ELECTED OR APPOINTED	POSITIONS
Joel C. Schneider	54	February 26, 2014	President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director of the Company and its subsidiaries
Jose Ramirez	43	March 14, 2014	Vice President, Chief Operating Officer and Director of the Company and its subsidiaries
LaRon Bradford	39	March 14, 2014	Vice President, Director of Sales and Marketing

There are no arrangements or understandings between any of the above-listed officers and directors pursuant to which they were selected to serve as an officer and/or director.

Identification of Certain Significant Employees

None.

Business Experience

The following is a brief account of the education and business experience during at least the past five years of each director and executive officer our Company and our newly acquired operating subsidiaries, indicating the person's principal occupation during that period, and the name of the organization in which such occupation and employment were carried out.

Joel C. Schneider – President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director of Pladeo and subsidiaries

Mr. Schneider became the President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director of Pladeo on February 26, 2014 when he purchased control. Upon the closing of the acquisitions of Capital Growth Corporation and the Mary Jane Group on March 14, 2014, Mr. Schneider began to serve in the same positions for each of the Company's five operating subsidiaries. Mr. Schneider was admitted to the New York State Bar in 1984. He earned a Bachelor of Arts Degree in Political Science in 1981 at State University of New York at Buffalo. He received a Juris Doctor degree from California Western School of Law in San Diego, California in 1984. Mr. Schneider has been in the private practice of law from 1984 to 1989 and from 1995 to the present. From 1990 to 1995, Mr. Schneider was the Chairman of the Board and Chief Executive Officer of E.S.C. Industries, Inc. and Economy Fasteners, both companies which specialized in the distribution of fastening and anchoring devices. From 1990 to 1991, Mr. Schneider was Chairman of the Board of Protective Apparel Corporation of America, a manufacturer of bullet resistant vests. During his years of practicing law, Mr. Schneider has represented many public companies as corporate and securities counsel.

26

Jose Ramirez – Vice President, Chief Operating Officer and Director of Pladeo and subsidiaries

Jose Ramirez became Vice President, Chief Operating Officer and Director of Pladeo upon the acquisition of the Mary Jane Group on March 14, 2014. He also holds the same positions in the Company's five operating subsidiaries. From November 2013 until March 2014, Mr. Ramirez served as founder and Editor in Chief of Mile High Times located in Denver, Colorado. From June 2013 until March 2014, Mr. Ramirez served as founder and General Manager of Maryjane Tours, Maryjane Entertainment and Dab City Radio, all located in Denver, Colorado. (Mile High Times, Maryjane Tours, Maryjane Entertainment and Dab City Radio were all acquired by Pladeo Corp. on March 14, 2014.) From December 2012 to the present, Mr. Ramirez has served as a consultant to the marijuana industry. Previously, from October 2009 through December 2012, he served as founder and General Manager of Advanced Medical Alternatives, LLC.

LaRon Bradford – Vice President, Director of Sales and Marketing

Mr. Bradford became Vice President and Director of Sales and Marketing of Pladeo upon the acquisition of the Mary Jane Group on March 14, 2014. He also holds the same positions in the Company's five operating subsidiaries. Mr. Bradford's marketing and professional skills began when he opened his own cell phone store in Denver, Colorado in 1996. Knowing supply and demand, he entered the market with lower prices than his competition, higher quality phones and superior customer service which led to a profitable business. After selling this successful business, he began his career in marketing and promotions in the field of broadcasting and was hired by Lincoln Financial – KQKS 107.5 to do radio promotions to market top clients such as Pepsi, Coors, Budweiser and local retail outlets and malls. This experience led Mr. Bradford to coordinate promotions for subsequent clients and manage their marketing campaigns. After working for KQKS 107.5 for seven years, Mr. Bradford became a radio personality at Clear Channel Communication (KBPI 106.7, 103.5 The Fox, and 95.7 The Party) for eight years. At the same time, Mr. Bradford continued promotions for companies such as the Pepsi Street Team and coordinated the New Hawaiian Punch Launch as Branch Manager. He also coordinated night club promotions and events for various record labels. As a Denver radio personality, Mr. Bradford has credits for appearing in commercial for David Haskell and Brett Beck.

Family Relationships

There are no family relationships between any of our directors or executive officers.

Other Directorships

Other than as indicated within this section at Business Experience, none of our directors hold or have been nominated to hold a directorship in any company with a class of securities registered pursuant to Section 12 of the Exchange Act (the "Act") or subject to the requirements of Section 15(d) of the Securities Act of 1933 or company registered as an investment company under the Investment Company Act of 1940.

Involvement in Certain Legal Proceedings

Currently, and for the past five years, none of our directors or executive officers have been involved in any legal proceeding concerning (i) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) being subject to any order, judgment or decree, not subsequently reversed, suspended, or vacated, of any court of competent jurisdiction permanently or temporarily enjoining, barring, suspending or otherwise limiting involvement in any type of business, securities or banking activity; or (iv) being found by a court, the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law (and the judgment has not been reversed, suspended or vacated).

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Committees of the Board

The Company has not yet appointed an Audit Committee or Nominating Committee. Until such time as appointments are made, the Company's Board of Directors will serve in those capacities.

Codes of Conduct

On March 31, 2014, the Company's board of directors approved (i) a Code of Business Conduct and Ethics for each director and executive officer, (ii) a Code of Ethics for Financial Executives for all officers with financial oversight responsibilities, and (iii) an Insider Trading Policy for each director and executive officer. A form of the Code of Business Conduct and Ethics, Code of Ethics for Financial Executives, and Insider Trading Policy is attached hereto as an exhibit and is included herein by reference. The Company will provide a copy of these policies free of charge upon written request.

The Code of Business Conduct and Ethics is applicable to all directors and executive officers of the Company. This code is intended to focus the members of the Board of Directors and each executive officer on areas of ethical risk, provide guidance to directors and executive officers to help them recognize and deal with ethical issues, provide mechanisms to report unethical conduct, and help foster a culture of honesty and accountability. All members of the Board of Directors and all executive officers are required to sign this code on an annual basis.

The Code of Ethics is applicable to all financial executives and any other senior officer with financial oversight responsibilities. This code governs the professional and ethical conduct of the Company's financial executives, and directs that they: (i) act with honesty and integrity; (ii) provide information that is accurate, complete, objective, relevant, and timely; (iii) comply with federal, state, and local rules and regulations; (iv) act in good faith with due care, competence and diligence; and (v) respect the confidentiality of information acquired in the course of their work and not use the information acquired for personal gain. All of the Company's financial executives are required to sign this code on an annual basis.

The Insider Trading Policy is applicable to all directors and officers. Insider trading generally refers to the buying or selling of a security in breach of a fiduciary duty or other relationship of trust and confidence while in possession of material, non-public information about the security. Insider trading violations may also include "tipping" such information, securities trading by the person "tipped," and securities trading by those who misappropriate such information. The scope of insider trading violations can be wide reaching. As such, our Board of Directors has adopted an Insider Trading Policy that outlines the definitions of insider trading, the penalties and sanctions determined, and what constitutes material, non-public information. Illegal insider trading is against the policy of the Company as such trading can cause significant harm to the reputation for integrity and ethical conduct of the Company. Individuals who fail to comply with the requirements of the policy are subject to disciplinary action, at the sole discretion of the Company, including dismissal for cause. All members of the Company's Board of Directors and all executive officers are required to ratify the terms of this policy on an annual basis.

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EXECUTIVE COMPENSATION

The following table lists the compensation of the former sole officer of the Company, Lisbeth Guerrero, for the fiscal year ended January 31, 2013 and 2012. It also lists, for the same period, the compensation of the current executive officers paid through the companies that were subsequently acquired by the Company.

	Annual Compensation			Long Term Compensation
Name and Principal Position	Fiscal Year End	Salary ($)	Bonus ($)	All other and annual Compensation and LTIP Payouts ($)	Securities under Options/ SARS Granted (#)	Restricted Shares or Restricted Share Units (#)

Joel C. Schneider, President and Chief Executive Officer	2013	-	-	-	-	-
	2012	-	-	-	-	-

Jose Ramirez, Vice President and Chief Operating Officer	2013	-	-	-	-	-
	2012	-	-	-	-	-

LaRon Bradford, Vice President and Director of Sales and Marketing	2013	-	-	-	-	-
	2012	-	-	-	-	-

Lisbeth Guerrero, former President and Chief Executive Officer	2013	-	-	-	-	-
	2012	-	-	-	-	-

Employment Agreements with Executive Officers

On March 14, 2014, after of the Closing of the Mary Jane Group Acquisition, Employment Agreements were issued by CGC to Joel Schneider (as President and Chief Executive Officer), Jose Ramirez (as Vice President and Chief Operating Officer) and LaRon Bradford (as Vice President and Director of Sales and Marketing. The three-year Employment Agreements can be extended for additional one-year terms on the anniversary date thereof. Salary under the Employment Agreements is $100,000 through December 31, 2014, $125,000 for calendar year 2015, and $150,000 for the remaining term of the Employment Agreements. The Executives’ base annual salary may be increased from time to time as determined by the Board, and, if so increased, such base annual salary shall not thereafter, during the Executives’ employment under the Agreement, be decreased. The Employment Agreements also provide that the Executives are paid a car allowance of $500 per month and Mr. Schneider is also paid living expenses of $1,500 per month from the date of the agreement through December 2014.

The Employment Agreements contain non-compete clauses that expire two years after the termination date and non-solicitation clauses that expire one year after the termination date of the Employment Agreements.

The Company may, in its discretion and at its option, terminate the Executives' employment with or without Cause, and without prejudice to any other right or remedy to which the Company or the Executives may be entitled at law or in equity or under the Employment Agreements.

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Director Compensation

The Company does not pay cash fees to directors who attend regularly scheduled and special board meetings; however, we may reimburse out-of-state directors for costs associated with travel and lodging to attend such meetings. For the calendar years ended December 31, 2013 and 2012, we had paid no compensation to our directors.

Outstanding Equity Awards at Fiscal Year End and To Date

At fiscal year ended January 31, 2014 and 2013, we had no outstanding equity awards.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

On February 27, 2014, we entered into and closed the CGC Exchange Agreement, pursuant to which we acquired 100% of the issued and outstanding shares of CGC and 100% of the issued and outstanding CGC Warrants in exchange for the issuance by the Company of an aggregate of 5,000,000 shares of common stock and Common Stock Purchase Warrants for the purchase of an aggregate of 1,497,000 shares of our common stock. Joel C. Schneider, the Company’s Chief Executive Officer was the principal shareholder of CGC and was issued 4,502,000 shares of the Company’s common stock in exchange for his ownership in CGC.

On March 14, 2014, the Company entered into and closed the MJG Exchange Agreement, pursuant to which the Company agreed to purchase and the Principal Shareholders of the Mary Jane Group agreed to sell 100% of their Mary Jane Group Stock in exchange for an aggregate of 2,500,000 shares of the Company's common stock. In addition, the number of shares of the Company’s Stock to be issued in exchange may be increased, but not decreased, one time only on the first year anniversary of the Closing of the MJG Exchange Agreement, so as to ensure that the value of our Stock issued to the Principal Shareholders exceeds $0.40 per share or an aggregate of $1,000,000. Jose Ramirez, the Company’s Chief Operating Officer and Director was the majority shareholder of the Mary Jane Group and was issued 1,500,000 shares of the Company’s common stock in exchange for his ownership in the Mary Jane Group. Laron Bradford our Director of Marketing and Sales a shareholder of the Mary Jane Group and was issued 187,500 shares of the Company’s common stock in exchange for his ownership in the Mary Jane Group

Director Independence

There are no members of our Board of Directors that qualify as independent directors although our securities are not currently traded on any exchange or on NASDAQ which would require that the Board of Directors include a majority of directors that are independent.

LEGAL PROCEEDINGS

On March 24, 2014, Trans-High Corporation, Inc. d/b/a High Times commenced a lawsuit against Mile High Times, LLC and Mary Jane Entertainment, LLC in United District Court for the Southern District of New York, Case No. 14 CV 2039. The action is for (i) trademark infringement, (ii) false representations, descriptions and designations of origin, (iii) cybersquatting and (iv) substantial and related claims for unfair competition and deceptive trade practices all under the Lanham Act. The Company denies each of the claims and intends to defend itself vigorously.

Currently, we are not a party to any other pending legal proceedings and are not aware of any other proceeding threatened or contemplated against us by any governmental authority or other party.

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MARKET PRICE OF AND DIVIDENDS ON COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

Our Common Stock is not yet traded and there is no pertinent historical data.

Holders

As of the filed on this Report, after giving effect to the closing of the CGC Acquisition and the Mary Jane Group Acquisition, there are approximately 26 holders of record of our Common Stock.

Dividends

We do not anticipate that we will declare or pay any dividends in the foreseeable future. Our current policy is to retain earnings, if any, to fund operations, and the development and growth of our business. Any future determination to pay cash dividends will be at the discretion of our Board of Directors and will be dependent upon our financial condition, operation results, capital requirements, applicable contractual restrictions, restrictions in our organizational documents, and any other factors that our Board of Directors deems relevant.

Securities Authorized for Issuance under Equity Compensation Plans

The Company has not yet adopted an equity compensation or stock option plans.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

Section 145 of the Nevada Corporation Law provides in relevant parts as follows:

(1)  A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or on a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

(2)  A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the

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best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine on application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

(3)  To the extent that a director, officer, employee, or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in (1) or (2) of this subsection, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

(4)  The indemnification provided by this section shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

The foregoing discussion of indemnification merely summarizes certain aspects of indemnification provisions and is limited by reference to the above discussed sections of the Nevada Corporation Law.

FINANCIAL STATEMENTS

See information contained in Item 9.01 below.

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Item 3.02 Unregistered Sales of Equity Securities.

Securities Exchange Agreement with Capital Growth Corporation

On February 27, 2014, pursuant to the terms of the CGC Exchange Agreement, Pladeo acquired 100% of the issued and outstanding shares of CGC and 100% of the issued and outstanding Common Stock Purchase Warrants of CGC (the "CGC Warrants"), in exchange for the issuance by Pladeo of an aggregate of 5,000,000 shares of common stock (the "Pladeo Shares") and Common Stock Purchase Warrants for the purchase of an aggregate of 1,497,000 shares of common stock of Pladeo (the "Pladeo Warrants"). The Pladeo Shares included 4,502,000 shares to be issued to Joel Schneider, who was named our sole officer and director upon the closing of the Exchange Agreement. The Pladeo Warrants are exercisable for a term of five years commencing six months from the date of issuance at an exercise price of $1.00 per share.

Securities Exchange Agreement with the Mary Jane Group

On March 14, 2014, pursuant to the terms of the MJG Exchange Agreement, Pladeo agreed to purchase and the Principal Shareholders of the Mary Jane Group agreed to sell 100% of their issued and outstanding shares or membership interests (the "Mary Jane Group Stock") in exchange for an aggregate of 2,500,000 shares of Pladeo's common stock (the "Pladeo Stock"). In addition, the number of shares of Pladeo Stock to be issued in exchange may be increased, but not decreased, one time only on the first year anniversary of the Closing of the MJG Exchange Agreement, so as to ensure that the value of the Pladeo Stock issued to the Principal Shareholders exceeds $0.40 per share or an aggregate of $1,000,000.

Common Stock Purchase Warrants

Under the CGC Exchange Agreement dated February 27, 2014, we acquired 100% of the issued and outstanding Common Stock Purchase Warrants of CGC in exchange for the issuance by us of Pladeo Common Stock Purchase Warrants for the purchase of an aggregate of 1,497,000 shares of our common stock. These warrants are exercisable for a term of five years commencing six months from the date of issuance at an exercise price of $1.00 per share.

Item 5.01 Changes in Control of Registrant.

On February 26, 2014, Joel Schneider entered into a share purchase agreement with Lisbeth Guerrero, pursuant to which he purchased 8,000,000 shares of the Company’s common stock, representing 77.2% of the issued and outstanding shares of the Company’s common stock on that date.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Change in the Directors Serving on our Board

In connection with the purchase of control, Mr. Schneider began serving on the Company's Board of Directors. Immediately after the closing of the Mary Jane Group Acquisition, Mr. Ramirez began serving on the Company's Board of Directors.

Joel C. Schneider, Chairman

Jose Ramirez

Information on each of the new directors is set forth herein at Directors and Executive Officers.

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Change in Officers

In connection with the purchase of control, Mr. Schneider began serving as the Company's sole officer. Immediately after the closing of the Mary Jane Group Acquisition, the following individuals were named as officers:

Joel C. Schneider	President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer
Jose Ramirez	Vice President, Chief Operating Officer
LaRon Bradford	Vice President, Director of Sales and Marketing

The above officers hold the same positions in the Company's operating subsidiaries. Officers serve at the pleasure of the Company's Board of Directors. Information on each of the new officers is set forth herein at Directors and Executive Officers.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired: See Financial Statement Index below.

(b) Pro Forma Financial Information: See Financial Statement Index below.

FINANCIAL STATEMENT INDEX	Page
Audited Financial Statements for Mary Jane Tours, LLC for year ended December 31, 2013	F1 to F7
Audited Financial Statements for MaryJane Entertainment, LLC for year ended December 31, 2013	F8 to F14
Audited Financial Statements for Mile High Times, LLC for year ended December 31, 2013	F15 to F21
Pladeo Corp. and Subsidiaries Proforma Consolidated Financial Statements as of third quarter ended January 31, 2014	F22 to F23

(c) Not applicable.

(d) Exhibits:

Exh. No.	Date	Document
1.01	February 24, 2014	Securities Exchange Agreement by and among Pladeo Corp., Capital Growth Corporation and the Shareholders of Capital Growth Corporation (1)
1.02	March 14, 2014	Securities Exchange Agreement by and between Pladeo Corp. and the Principal Shareholders of Mary Jane Entertainment, LLC, Mile High Times, LLC, Dab City Radio and Mary Jane Tours, LLC*
10.1	March 14, 2014	Employment Agreement between Capital Growth Corporation and Joel C. Schneider*
10.2	March 14, 2014	Employment Agreement between Capital Growth Corporation and Jose Ramirez*
10.3	March 14, 2014	Employment Agreement between Capital Growth Corporation and LaRon Bradford*
10.4		Lease between MaryJane Entertainment LLC and Washington Commerce Center, LLC dated August 8, 2013*
10.5	March 20, 2014	Securities Purchase Agreement, form of*
10.6	March 20, 2014	Convertible Debenture, form of*
10.7	n/a	Insider Trading Policy*
14.00	n/a	2014 Code of Business Conduct and Ethics, form of*
14.01	n/a	2014 Code of Business Ethics for Financial Executives, form of*

____________________________

(1) Filed as an exhibit to the Company's Current Report on Form 8-K filed with the Commission on March 5, 2014, as amended, which exhibit is incorporated herein by reference.

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2014	Pladeo Corp.

	By:	/s/ Joel Schneider
Joel Schneider
Chief Executive Officer

35

 MARY JANE TOURS, LLC

For the year ended December 31, 2013

F-1

Board of Directors

Mary Jane Tours, LLC

625 East 70th Avenue, Unit #5

Denver, Colorado 80229

We have audited the accompanying balance sheets of Mary Jane Tours, LLC, for the year ended December 31, 2013, and the related statement of operations, member’s equity, and cash flow for the year ended December 31, 2013. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mary Jane Tours, LLC. as of December 31, 2013, and the results of its operations and cash flow for the period ending December 31, 2013  in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 2, the Company has sustained losses, has net capital and working capital and limited business operations, which raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to this matter are also discussed in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Tannenbaum and Company, P.C.

TANNENBAUM AND COMPANY, P.C.

Denver, Colorado

March 25, 2014

F-2

MARY JANE TOURS, LLC

BALANCE SHEET

December 31, 2013

ASSETS

Current assets:
Cash and cash equivalents	$75
Due from Mile High Times, LLC	1,000

Total current assets	1,075

Total assets	$1,075

LIABILITIES AND MEMBER’S EQUITY

Current liabilities:
Due to Maryjane Entertainment, LLC	$307

Total current liabilities	307

Member’s Equity:
Member’s equity	80,604
Current deficit	(79,836)

Total member’s equity	$768

Total liabilities and member’s equity	$1,075

The accompanying notes are an integral part of these financial statements.

F-3

MARY JANE TOURS, LLC

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Operating Income:
Sales	$5,273

Total operating income	5,273

Operating Expenses:
Outside services	31,105
Supplies	15,014
Advertising and promotion	14,555
General and administrative	9,529
Rent	4,743
Travel	4,832
Internet	2,549
Meals and entertainment	1,786
Utilities	996

Total expenses	85,109

Net (loss) before income tax provision	(79,836)
Income tax provision	—

Net (loss)	$(79,836)

The accompanying notes are an integral part of these financial statements.

F-4

MARY JANE TOURS, LLC.

STATEMENT OF CASH FLOW

For the year ended December 31, 2013

Cash flow from operating activities:
Net income (loss)	$(79,836)
Adjustments to reconcile net (loss) to
Cash used in operating activities
Increase in accounts receivable	(1,000)
Increase in accounts payable	307

Cash (used in) operating activities	(80,529)

Cash flow from financing activities
Capital contribution	80,604

Cash provided by financing activities	80,604

Increase (decrease) in cash and cash equivalents	75
Cash at beginning of period	—

Cash at end of period	$75

Interest paid	$—

Income tax paid	$—

The accompanying notes are an integral part of these financial statements.

F-5

MARY JANE TOURS, LLC

Notes to Financial Statements

December 31, 2013

Note 1 – Nature and Continuance of Operations:

Organization

Mary Jane Tours, LLC. (the “Company”) was formed as a Limited Liability Company in the State of Colorado, United States of America, on April 15, 2013. The Company provides tours of a live radio show. Tour guests are transported to the radio station via a party bus or passenger van. The tour includes a lunch or dinner meal and the use of the Maryjane Entertainment bar.

Note 2 – Significant Accounting Policies:

This summary of significant accounting policies is presented to assist in understanding the Company’s financial statements. The financial statements and notes are representations of the Company’s management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles in the United States of America and have been consistently applied in the preparation of the financial statements.

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid securities with original maturities of three months or less when acquired to be cash equivalents.

Income Taxes

In lieu of corporate income tax, the members of the Limited Liability Company are taxed on their proportionate share of the Company’s taxable income. Therefore, no provision of liability for federal income taxes has been included in these financial statements.

Estimated Fair Value of Financial Instruments

The carrying value of the Company's financial instruments, consisting of cash equivalents, accounts payable and accrued liabilities approximate their fair value due to the short-term maturity of such instruments. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial statements.

Revenue Recognition

The Company has had limited revenues to date. It is the Company's policy that revenues will be recognized in accordance with SEC Staff Accounting Bulletin (SAB) No. 104, "Revenue Recognition." Under SAB 104, product revenues (or service revenues) are recognized when persuasive evidence of an arrangement exists, delivery has occurred (or service has been performed), the sales price is fixed and determinable and collectability is reasonably assured.

Concentrations

Financial instruments that potentially subject the company to concentrations of credit risk consist principally of cash and cash equivalents. At December 31, 2013, the Company had no amounts of cash or cash equivalents in financial institutions in excess of amounts insured by agencies of the U.S. Government.

F-6

MARY JANE TOURS, LLC.

Notes to Financial Statements

December 31, 2013

Recent Accounting Pronouncements

There were various accounting standards and interpretations issued during 2013 and 2012, none of which are expected to have a material impact on the Company's  financial position, operations or cash flows.

Basis of Presentation - Going Concern

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America, which contemplates continuation of the Company as a going concern. However, the Company has sustained losses, has net capital and working capital and limited business operations. These matters raise doubt about the Company's ability to continue as going concern. In view of these matters, realization of certain of the assets in the accompanying balance sheet is dependent upon the Company's ability to meet its financing requirements, raise additional capital, and the success of its future operations. Management's plans are to acquire additional operating capital through private equity offerings to fund its business plan. There is no assurance that the equity offerings will be successful in raising sufficient funds to commence operations or to assure the eventual profitability of the Company. Management believes that actions planned and presently being taken to revise the Company's operating and financial requirements provide the opportunity for the Company to continue as a going concern. The financial statements do not include any adjustments that might result from these uncertainties.

Note 3:  Related Party Transactions

During the period ended December 31, 2013, the Company made advances to Mile High Times, LLC., a company owned by the president of the Company, resulting in a balance receivable of $1,000 at December 31, 2013.

During the period ended December 31, 2013, some of the Company’s expenses were paid by Maryjane Entertainment, LLC, a company owned by the president of the Company, resulting in a payable of $307 at December 31, 2013.

The Company uses the offices of its President for its minimal office facility needs for no consideration. No provision for these costs has been provided since it has been determined that they are immaterial.

Note 4:    Subsequent Events

On March 14, 2014, Pladeo Corp. (“Pladeo”) entered into and closed a Securities Exchange Agreement (the “MJG Exchange Agreement”) by and between Pladeo, and the Principal Shareholders of Mary Jane Entertainment, LLC, Mile High Times, LLC, Dab City Radio and Mary Jane Tours, LLC, each a Colorado limited liability company (referred to individually by name or collectively as the “Mary Jane Group.”) Pursuant to the terms of the MJG Exchange Agreement, Pladeo agreed to purchase and the Principal Shareholders of the Mary Jane Group agreed to sell 100% of their issued and outstanding shares or membership interests (the “Mary Jane Group Stock”) in exchange for an aggregate of 2,500,000 shares of Pladeo’s common stock (the “Pladeo Stock”). In addition, the number of shares of Pladeo Stock to be issued in exchange may be increased, but not decreased, one time only on the first year anniversary of the Closing of the MJG Exchange Agreement, so as to ensure that the value of the Pladeo Stock issued to the Principal Shareholders exceeds $0.40 per share or an aggregate of $1,000,000.

F-7

MARYJANE ENTERTAINMENT, LLC

For the year ended December 31, 2013

F-8

Board of Directors

Maryjane Entertainment, LLC

625 East 70th Avenue, Unit #5

Denver, Colorado 80229

We have audited the accompanying balance sheet of Maryjane Entertainment, LLC, for the year ended December 31, 2013, and the related statement of operations, member’s equity, and cash flow for the year ended December 31, 2013. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Maryjane Entertainment, LLC. as of December 31, 2013, and the results of its operations and cash flows for the period ending December 31, 2013  in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 2, the Company has sustained losses, has net capital and working capital and limited business operations, which raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to this matter are also discussed in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Tannenbaum and Company, P.C.

TANNENBAUM AND COMPANY, P.C.

Denver, Colorado

March 25, 2014

F-9

MARYJANE ENTERTAINMENT, LLC

BALANCE SHEET

December 31, 2013

ASSETS

Current assets:
Cash and cash equivalents	$931
Due from Mary Jane Tours, LLC	307

Total current assets	1,238

Fixed assets, net of accumulated depreciation of $5,319	47,871

Total assets	$49,109

LIABILITIES AND MEMBER’S EQUITY
Current liabilities:
Equipment loan	$3,000
Van loans	11,000

Total current liabilities	14,000

Member’s Equity:
Member’s equity	76,517
Current deficit	(41,408)

Total member’s equity	$35,901

Total liabilities and member’s equity	$49,109

The accompanying notes are an integral part of these financial statements.

F-10

MARYJANE ENTERTAINMENT, LLC

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Operating Income:
Sales	$140

Total operating income	140

Operating Expenses:
Outside services	14,340
Depreciation	5,319
Supplies	4,296
Advertising and promotion	4,922
Rent	2,999
Travel	2,556
Merchandise	1,755
General and administrative	1,545
Website and internet	1,320
Liability insurance	1,262
Utilities	1,234

Total expenses	41,548

Net (loss) before income tax provision	(41,408)

Income tax provision	—

Net (loss)	$(41,408)

The accompanying notes are an integral part of these financial statements.

F-11

MARYJANE ENTERTAINMENT, LLC.

STATEMENT OF CASH FLOW

For the year ended December 31, 2013

Cash flow from operating activities:
Net income (loss)	$(41,408)
Adjustments to reconcile net (loss) to
Cash used in operating activities
(Increase) decrease in accounts receivable	(307)
(Increase) decrease in fixed assets	(47,871)
Increase (decrease) in accounts payable	14,000

Cash (used in) operating activities	(41,715)

Cash flow from financing activities
Capital contribution	76,517
Cash provided by financing activities	76,517

Increase (decrease) in cash and cash equivalents	913
Cash at beginning of period	—

Cash at end of period	$913

Interest paid	$—

Income tax paid	$—

The accompanying notes are an integral part of these financial statements.

F-12

MARYJANE ENTERTAINMENT, LLC.

Notes to Financial Statements

December 31, 2013

Note 1 – Nature and Continuance of Operations:

Organization

Maryjane Entertainment, LLC. (the “Company”) was formed as a Limited Liability Company in the State of Colorado, United States of America, on May 21, 2013. The Company is a resource for news and entertainment providing resources for business services and marketing.

Note 2 – Significant Accounting Policies:

This summary of significant accounting policies is presented to assist in understanding the Company’s financial statements. The financial statements and notes are representations of the Company’s management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles in the United States of America and have been consistently applied in the preparation of the financial statements.

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid securities with original maturities of three months or less when acquired to be cash equivalents.

Income Taxes

In lieu of corporate income tax, the members of the Limited Liability Company are taxed on their proportionate share of the Company’s taxable income. Therefore, no provision of liability for federal income taxes has been included in these financial statements.

Estimated Fair Value of Financial Instruments

The carrying value of the Company's financial instruments, consisting of cash equivalents, accounts payable and accrued liabilities approximate their fair value due to the short-term maturity of such instruments. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial statements.

Revenue Recognition

The company has had limited revenues to date. It is the Company's policy that revenues will be recognized in accordance with SEC Staff Accounting Bulletin (SAB) No. 104, "Revenue Recognition." Under SAB 104, product revenues (or service revenues) are recognized when persuasive evidence of an arrangement exists, delivery has occurred (or service has been performed), the sales price is fixed and determinable and collectability is reasonably assured.

Concentrations

Financial instruments that potentially subject the company to concentrations of credit risk consist principally of cash and cash equivalents. At December 31, 2013, the Company had no amounts of cash or cash equivalents in financial institutions in excess of amounts insured by agencies of the U.S. Government.

F-13

MARYJANE ENTERTAINMENT, LLC.

Notes to Financial Statements

December 31, 2013

Recent Accounting Pronouncements

There were various accounting standards and interpretations issued during 2013 and 2012, none of which are expected to have a material impact on the Company's  financial position, operations or cash flows.

Basis of Presentation - Going Concern

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America, which contemplates continuation of the Company as a going concern. However, the Company has sustained losses, has net capital and working capital and limited business operations. These matters raise doubt about the Company's ability to continue as going concern. In view of these matters, realization of certain of the assets in the accompanying balance sheet is dependent upon the Company's ability to meet its financing requirements, raise additional capital, and the success of its future operations. Management's plans are to acquire additional operating capital through private equity offerings to fund its business plan. There is no assurance that the equity offerings will be successful in raising sufficient funds to commence operations or to assure the eventual profitability of the Company. Management believes that actions planned and presently being taken to revise the Company's operating and financial requirements provide the opportunity for the Company to continue as a going concern. The financial statements do not include any adjustments that might result from these uncertainties.

Note 3:  Related Party Transactions

During the period ended December 31, 2013, the Company made advances to Mary Jane Tours, LLC., a company owned by the president of the Company, resulting in a balance receivable of $307 at December 31, 2013.

The Company uses the offices of its President for its minimal office facility needs for no consideration. No provision for these costs has been provided since it has been determined that they are immaterial.

Note 4:    Subsequent Events

On March 14, 2014, Pladeo Corp. (“Pladeo”) entered into and closed a Securities Exchange Agreement (the “MJG Exchange Agreement”) by and between Pladeo, and the Principal Shareholders of Mary Jane Entertainment, LLC, Mile High Times, LLC, Dab City Radio and Mary Jane Tours, LLC, each a Colorado limited liability company (referred to individually by name or collectively as the “Mary Jane Group.”) Pursuant to the terms of the MJG Exchange Agreement, Pladeo agreed to purchase and the Principal Shareholders of the Mary Jane Group agreed to sell 100% of their issued and outstanding shares or membership interests (the “Mary Jane Group Stock”) in exchange for an aggregate of 2,500,000 shares of Pladeo’s common stock (the “Pladeo Stock”). In addition, the number of shares of Pladeo Stock to be issued in exchange may be increased, but not decreased, one time only on the first year anniversary of the Closing of the MJG Exchange Agreement, so as to ensure that the value of the Pladeo Stock issued to the Principal Shareholders exceeds $0.40 per share or an aggregate of $1,000,000.

F-14

 MILE HIGH TIMES, LLC

For the year ended December 31, 2013

F-15

Board of Directors

Mile High Times, LLC

625 East 70th Avenue, Unit #5

Denver, Colorado 80229

We have audited the accompanying balance sheet of Mile High Times, LLC, for the year ended December 31, 2013, and the related statement of operations, member’s equity, and cash flow for the year ended December 31, 2013. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mile High Times, LLC. as of December 31, 2013, and the results of its operations and cash flow for the period ending December 31, 2013  in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 2, the Company has sustained losses, has net capital and working capital and limited business operations, which raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to this matter are also discussed in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Tannenbaum and Company, P.C.

TANNENBAUM AND COMPANY, P.C.

Denver, Colorado

March 25, 2014

F-16

MILE HIGH TIMES, LLC

BALANCE SHEET

December 31, 2013

ASSETS

Current assets:
Cash and cash equivalents	$3,032

Total current assets	3,032

Total assets	$3,032

LIABILITIES AND MEMBER’S EQUITY

Current liabilities:
Due to Mary Jane Tours, LLC	$1,000

Total current liabilities	1,000

Member’s Equity:
Member’s equity	3,825
Current deficit	(1,793)

Total member’s equity	$2,032

Total liabilities and member’s equity	$3,032

The accompanying notes are an integral part of these financial statements.

F-17

MILE HIGH TIMES, LLC

STATEMENT OF OPERATIONS

For the year ended December 31, 2013

Operating Income:
Sales	$—

Total operating income	—

Operating Expenses:
Supplies	1,478
General and administrative	315

Total expenses	1,793

Net (loss) before income tax provision	(1,793)
Income tax provision	—

Net (loss)	$(1,793)

The accompanying notes are an integral part of these financial statements.

F-18

MILE HIGH TOURS, LLC.

STATEMENT OF CASH FLOW

For the year ended December 31, 2013

Cash flows from operating activities:
Net income (loss)	$(1,793)

Cash used in operating activities
Increase (decrease) in accounts payable	1,000

Cash (used in) operating activities	(793)

Cash flow from financing activities
Capital contribution	3,825

Cash provided by financing activities	3,825

Increase (decrease) in cash and cash equivalents	3,032

Cash at beginning of period	—

Cash at end of period	$3,032

Interest paid	$—

Income tax paid	$—

The accompanying notes are an integral part of these financial statements.

F-19

MILE HIGH TIMES, LLC.

Notes to Financial Statements

December 31, 2013

Note 1: Nature and Continuance of Operations:

Organization

Mile High Times, LLC (the “Company”) was formed as a Limited Liability Company Limited Liability Company in the State of Colorado, United States of America, on October 13, 2013. The Company is a newspaper that specializes in music, art, sports, entertainment and a lifestyle. The publication is monthly and is intended to inform, entertain and amuse.

Note 2: Significant Accounting Policies:

This summary of significant accounting policies is presented to assist in understanding the Company’s financial statements. The financial statements and notes are representations of the Company’s management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles in the United States of America and have been consistently applied in the preparation of the financial statements.

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid securities with original maturities of three months or less when acquired to be cash equivalents.

Income Taxes

In lieu of corporate income tax, the members of the Limited Liability Company are taxed on their proportionate share of the Company’s taxable income. Therefore, no provision of liability for federal income taxes has been included in these financial statements.

Estimated Fair Value of Financial Instruments

The carrying value of the Company's financial instruments, consisting of cash equivalents, accounts payable and accrued liabilities approximate their fair value due to the short-term maturity of such instruments. Unless otherwise noted, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial statements.

Revenue Recognition

The company has had limited revenues to date. It is the Company's policy that revenues will be recognized in accordance with SEC Staff Accounting Bulletin (SAB) No. 104, "Revenue Recognition." Under SAB 104, product revenues (or service revenues) are recognized when persuasive evidence of an arrangement exists, delivery has occurred (or service has been performed), the sales price is fixed and determinable and collectability is reasonably assured.

Concentrations

Financial instruments that potentially subject the company to concentrations of credit risk consist principally of cash and cash equivalents. At December 31, 2013, the Company had no amounts of cash or cash equivalents in financial institutions in excess of amounts insured by agencies of the U.S. Government.

F-20

MILE HIGH TIMES, LLC.

Notes to Financial Statements

December 31, 2013

Recent Accounting Pronouncements

There were various accounting standards and interpretations issued during 2013 and 2012, none of which are expected to have a material impact on the Company's  financial position, operations or cash flows.

Basis of Presentation - Going Concern

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America, which contemplates continuation of the Company as a going concern. However, the Company has sustained losses, has net capital and working capital and limited business operations. These matters raise doubt about the Company's ability to continue as going concern. In view of these matters, realization of certain of the assets in the accompanying balance sheet is dependent upon the Company's ability to meet its financing requirements, raise additional capital, and the success of its future operations. Management's plans are to acquire additional operating capital through private equity offerings to fund its business plan. There is no assurance that the equity offerings will be successful in raising sufficient funds to commence operations or to assure the eventual profitability of the Company. Management believes that actions planned and presently being taken to revise the Company's operating and financial requirements provide the opportunity for the Company to continue as a going concern. The financial statements do not include any adjustments that might result from these uncertainties.

Note 3:  Related Party Transactions

During the period ended December 31, 2013, the Company received advances from Mary Jane Tours, LLC., a company owned by the president of the Company, resulting in a payable of $1,000 at December 31, 2013.

The Company uses the offices of its President for its minimal office facility needs for no consideration. No provision for these costs has been provided since it has been determined that they are immaterial.

Note 4:    Subsequent Events

On March 14, 2014, Pladeo Corp. (“Pladeo”) entered into and closed a Securities Exchange Agreement (the “MJG Exchange Agreement”) by and between Pladeo, and the Principal Shareholders of Mary Jane Entertainment, LLC, Mile High Times, LLC, Dab City Radio and Mary Jane Tours, LLC, each a Colorado limited liability company (referred to individually by name or collectively as the “Mary Jane Group.”) Pursuant to the terms of the MJG Exchange Agreement, Pladeo agreed to purchase and the Principal Shareholders of the Mary Jane Group agreed to sell 100% of their issued and outstanding shares or membership interests (the “Mary Jane Group Stock”) in exchange for an aggregate of 2,500,000 shares of Pladeo’s common stock (the “Pladeo Stock”). In addition, the number of shares of Pladeo Stock to be issued in exchange may be increased, but not decreased, one time only on the first year anniversary of the Closing of the MJG Exchange Agreement, so as to ensure that the value of the Pladeo Stock issued to the Principal Shareholders exceeds $0.40 per share or an aggregate of $1,000,000.

F-21

Pladeo Corp. and Subsidiaries
Proforma Consolidated Balance Sheet
January 31, 2014 (end of third quarter)

	Pladeo Corp.	Mary Jane Entertainment, LLC	Mile High Times, LLC	Capital Growth Corporation	Dab City Radio, LLC	Mary Jane Tours, LLC	Consolidated Total	Eliminations/ Adjustments	Proforma Total

Cash	$221.00	869.00	6,394.00			285.00	7,769.00		7,769.00
Related Receivables							—		—
Fixed Assets		47,871.00					47,871.00		47,871.00
Mary Jane Tours							—		—
Mile High Times			32.00			1,000.00	1,032.00	(1,032.00)
Mary Jane Entertainment						2,293.00	2,293.00	(2,293.00)	—
Total Assets	$221.00	$48,740.00	$6,426.00	$—	$—	$3,578.00	$58,965.00	$(3,325.00)	$55,640.00

							—		—
Equipment Loan		$3,000.00					3,000.00		3,000.00
Auto Loan		11,000.00					11,000.00		11,000.00
Mary Jane Entertainment							—
Mary Jane Tours		2,293.00	1,000.00				3,293.00	(3,293.00)
Mile High Times		32.00					32.00	(32.00)
Accrued Expenses	1,786.00						1,786.00		1,786.00
Loan from director	7,270.00						7,270.00		7,270.00
Total Liabilities	9,056.00	16,325.00	1,000.00	—	—	—	26,381.00	(3,325.00)	23,056.00

Members Equity		32,415.00	5,426.00			3,578.00	41,419.00	(41,419.00)	—
Common Stock	10,360.00						10,360.00		10,360.00
Additional paid in capital	21,240.00						21,240.00	41,419.00	62,659.00
Deficit	(40,435.00)						(40,435.00)		(40,435.00)
							—		—
Total Stockholders' Equity	(8,835.00)	32,415.00	5,426.00	—	—	3,578.00	32,584.00	—	32,584.00

Total Liabilities and Stockholders' Equity	$221.00	$48,740.00	$6,426.00	$—	$—	$3,578.00	$58,965.00	$(3,325.00)	$55,640.00

F-22

Pladeo Corp. and Subsidiaries
Proforma Consolidated Income Statement
Inception through January 31, 2014 (end of third quarter)

Inception		5/21/2013	10/13/2013	2/4/2014	2/16/2014	4/15/2013

	Pladeo Corp.	Mary Jane Entertainment, LLC	Mile High Times, LLC	Capital Growth Corporariton	Dab City Radio, LLC	Mary Jane Tours, LLC	Consolidated Total	Eliminations/ Adjustments	Proforma Consolidated Total

Revenue:	$—	5,415.00	1,420.00			5,822.00	12,657.00		12,657.00
							—		—
							—		—
							—		—
							—		—
	—	5,415.00	1,420.00	—	—	5,822.00	12,657.00	—	12,657.00
Cost of Revenue:		1,755.00	1,478.00			9,111.00	12,344.00		12,344.00
							—		—
							—		—
							—		—
							—		—
							—		—
	—	1,755.00	1,478.00	—	—	9,111.00	12,344.00	—	12,344.00

Gross Profit	—	3,660.00	(58.00)	—	—	(3,289.00)	313.00	—	313.00

Operating Expenses:	40,435.00	46,630.00	7,846.00			77,036.00	171,947.00		171,947.00
General & Adminstrions							—		—
Sales							—		—
Marketing							—		—
							—		—
	40,435.00	46,630.00	7,846.00	—	—	77,036.00	171,947.00	—	171,947.00

Operating income (loss)	(40,435.00)	(42,970.00)	(7,904.00)	—	—	(80,325.00)	(171,634.00)	—	(171,634.00)

Other income (expense):
							—		—
							—		—
	—	—	—	—	—	—	—	—	—

Net income (loss) before tax	(40,435.00)	(42,970.00)	(7,904.00)	—	—	(80,325.00)	(171,634.00)	—	(171,634.00)

Income taxes							—		—

Net income (loss)	$(40,435.00)	$(42,970.00)	$(7,904.00)	$—	$—	$(80,325.00)	$(171,634.00)	$—	$(171,634.00)

F-23